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                                                                    EXHIBIT 10.1


                              Consent of Inclusion

        I, Jack Burke, Jr., hereby consent to the inclusion of the financial statements of American Independent Network, Inc. (the "Company") for years ended December 31, 1997 and December 31, 1996 in the Company's Annual Report on Form 10-KSB to be filed with the Securities and Exchange Commission.

Dated:  June 18, 1998                              /s/ JACK BURKE, JR.
                                                   -----------------------------
                                                   Jack Burke, Jr., C.P.A.